THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 6th day of January, 2005, by and among TOM'S FOODS INC., a Delaware corporation with its chief executive office and principal place of business at 900 8th Street, Columbus, Georgia 31902 ("Borrower"), the various financial institutions listed on the signature pages hereof ("Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent") for the Lenders.

                                    RECITALS:

     Borrower, Agent and Lenders are parties to a certain Loan and Security Agreement dated January 31, 2000 (as at any time amended, the "Loan Agreement") pursuant to which Lenders have made certain revolving credit loans to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

          (a) By adding the following new Section 1.4 to the Loan Agreement immediately following Section 1.3.4 thereof and immediately preceding Section 2 thereof:

          1.4 BANK PRODUCTS. Borrower may request and Agent may, in its sole and absolute discretion, arrange for Borrower and its Subsidiaries to obtain from Bank or Fleet, or Bank's or Fleet's Affiliates, Bank Products. If Bank Products are provided by Bank or Fleet, or an Affiliate of Bank or Fleet, Borrower agrees to indemnify and hold Agent, Bank, Fleet, their respective Affiliates, and Lenders harmless from any and all costs and obligations then or thereafter incurred by Agent, Bank, Fleet, their respective Affiliates, or any of Lenders which arise from any indemnity given by Bank or Fleet or to their respective Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit Borrower's rights with respect to Bank or Fleet (or their respective Affiliates), if any, under any documents executed by and among Borrower, Bank or Fleet (or their respective Affiliates) relating to Bank Products. This SECTION 1.4 shall survive termination of this Agreement. Borrower acknowledges and agrees that the obtaining of Bank Products from Bank or Fleet (or their respective Affiliates) (i) is in the sole and absolute discretion of Bank and Fleet (and their respective Affiliates) and (ii) is subject to all rules and regulations of Bank and Fleet, and their respective Affiliates and to the payment of all fees and charges Agent or Fleet (or their respective Affiliates) may require in connection with Agent's obtaining any Bank Products.

          (b) By deleting the first sentence of Section 2.4.2 of the Loan Agreement and by substituting in lieu thereof the following:

          If at any time Agent or (with the prior consent of Agent) any Lender shall agree to indemnify any Person (including Bank or any Affiliate of Bank or Fleet) against losses or damages that such Person may suffer or incur in its dealings or transactions with Borrower, or shall guarantee any liability or obligation of Borrower to such Person, or otherwise shall provide assurances of Borrower's payment or performance under any agreement with such Person, including indemnities, guaranties or other assurances of payment or performance given by Agent or any Lender with respect to Banking Relationship Debt or Letters of Credit, then the Contingent Obligation of Agent or any Lender providing any such indemnity, guaranty or other assurance of payment or performance, together with any payment made or liability incurred by Agent or any Lender in connection therewith, shall constitute Obligations that are secured by the Collateral and Borrower shall repay, ON DEMAND, any amount so paid or any liability incurred by Agent or any Lender in connection with any such indemnity, guaranty or assurance, except that repayment with respect to any LC Support shall be due on the Reimbursement Date as provided in SECTION 1.3.1(III).

          (c) By deleting Section 4.6.1 of the Loan Agreement and by substituting in lieu thereof the following:

          4.6.1 Allocation. For so long as an Event of Default exists, all monies to be applied to the Obligations, whether such monies represent voluntary or mandatory payments or prepayments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral and irrespective of any designation by Borrower of the Obligations intended to be satisfied, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrower; (ii) second, to Fleet to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired and paid for a participating interest in such Settlement Loans; (iii) third, to the extent that Fleet has not received from any Participating Lender a payment as required by SECTION 1.3.2 hereof, to Fleet to pay all such required payments from each Participating Lender; (iv) fourth, to Agent to pay the amount of Extraordinary Expenses



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     that have not been reimbursed to Agent by Borrower or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (v) fifth to Agent to pay any Indemnified Amount that has not been paid to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (vi) sixth, to Agent to pay any fees due and payable to Agent; (vii) seventh, to each Lender, ratably, for any Indemnified Amount that such Lender has paid to Agent and any Extraordinary Expenses that such Lender has reimbursed to Agent or such Lender has incurred, to the extent that such Lender has not been reimbursed by Obligors therefor; (viii) eighth, to Fleet to pay principal and interest with respect to LC Outstandings (or to the extent any of the LC Outstandings are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to provide security for the payment of the LC Outstandings), which payment shall be shared with the Participating Lenders in accordance with SECTION 1.3.2(III) hereto (ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the other Obligations (excluding Banking Relationship Debt) then outstanding; and (x) tenth, to any Lender or any Affiliate of a Lender in payment of any Banking Relationship Debt owed to such Person and secured by the Collateral hereunder. The allocations set forth in this SECTION 4.6 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrower or any other Person.

          (d) By deleting Section 5.1 of the Loan Agreement and by substituting in lieu thereof the following:

          5.1. ORIGINAL TERM OF REVOLVER COMMITMENTS. Subject to each Lenders right to cease making Loans and other extensions of credit to Borrower when any Default or Event of Default exists or upon termination of the Revolver Commitments as provided in SECTION 5.2 hereof, the Revolver Commitments shall be in effect from January 31, 2000 though the close of business on February 28, 2005 (the `Original Term"), unless sooner terminated as provided in SECTION 5.2 hereof.

          (e) By deleting Section 6.1 of the Loan Agreement and by substituting in lieu thereof the following:

          6.1 GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of all of the Obligations, Borrower hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:



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

               i. all Accounts;

               ii. all Supporting Obligations;

               iii. all present and future contract rights, chattel paper, documents, instruments, letters of credit, bankers' acceptances, guaranties and Letter-of-Credit-Rights to the extent relating to Accounts or other Collateral, all present and future Distributor/Franchisee Receivables and all present and future General Intangibles for the payment of money (including claims and choses in action) to the extent relating to Accounts, Inventory or other Collateral;

               iv. all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Agent, any Lender or their respective Affiliates, or, to the extent relating to Accounts, Inventory or other Collateral, held at or received by or in transit to any other depository or other institution from or for the account of Borrower, in each case whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts, Inventory and other Collateral, including
          (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to Accounts, Inventory or other Collateral; (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party relating to Accounts, Inventory or other Collateral; (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts, Inventory or other Collateral, including returned, repossessed and reclaimed goods; and
          (iv) deposits by and property of Account Debtors or other Persons securing the obligations of Account Debtors;

               v. all Inventory;

               vi. all present and future trademarks and tradenames, service marks (together with the goodwill of the business symbolized thereby), patents, copyrights, Software and other Intellectual Property affixed to or appearing on or relating to any Inventory or the products thereof or other Collateral or otherwise used in the manufacturing, processing, marketing, preparation for sale, distribution or sale of Inventory or the products thereof or other Collateral; provided, that the security interests hereby granted in the property described in this SECTION 6.1(VI) shall be limited to such right, title and interest as may be required in order for Agent to exercise its rights and remedies hereunder with respect to the fulfillment of orders, the manufacturing and processing of Inventory and the products thereof, and the marketing, preparation for sale, distribution, sale or other



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          disposition of Inventory and the products thereof, including the receipt and retention by Agent of the proceeds thereof;

               vii. all Records; and

               viii. all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing property described in Section 6.1(i) through (vii), and also including all proceeds of business interruption insurance and, to the extent relating to Accounts, Inventory or other Collateral, all other insurance proceeds, whether or not constituting proceeds of any Collateral.

          (f) By deleting the subsection (c) of Section 12.1.1 of the Loan Agreement and by substituting in lieu thereof the following:

          (c) act as collateral agent for Secured Parties for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided that Agent hereby appoints, authorizes and directs each Lender to act as a collateral subagent for Agent and the other Lenders for purposes of the perfection of all security interests and Liens with respect to Borrowers Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such Lender;

          (g) By deleting the definitions of "Availability Reserve," "Bank," "Interest Rate Contract" and "Obligations" in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

          Availability Reserve - on any date of determination thereof, an amount equal to the sum of the following (without duplication): (i) a reserve for general inventory shrinkage, whether as a result of theft or otherwise, that is determined by Agent from time to time in its reasonable credit judgment based upon Borrower's historical losses due to such shrinkage;
     (ii) any amounts that any Obligor is obligated to pay pursuant to the provisions of any of the Loan Documents that Agent or any Lender elects to pay for the account of such Obligor in accordance with authority contained in any of the Loan Documents; (iii) the LC Reserve; (iv) aggregate amount of reserves established by Agent in its reasonable discretion in respect of Banking Relationship Debt, including ACH (automated clearinghouse) transfers by Bank or any Affiliate of Bank or Agent or obligations of Borrower under any Interest Rate Contract; (v) reserves imposed by Agent for unpaid payables incurred in connection with the purchase of goods as to which a statutory trust under PACA may arise in the event of non-payment and reserves imposed by Agent pursuant to SECTION 1.1.5 of the Agreement;
     (vi) a liquidity reserve in the amount of $2,000,000; and (vii) such additional reserves as Agent, in the exercise of its reasonable credit



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

     judgment, may elect to impose from time to time to protect Agent and Lenders from any diminution in the quantity, quality or value of any of the Collateral.

          Bank - Fleet National Bank and its successors and assigns.

          Interest Rate Contract - any interest rate agreement, interest rate collar agreement, interest rate swap agreement, or other agreement or arrangement at any time entered into by Borrower with Bank or any Affiliate of Bank or Fleet that is designed to protect against fluctuations in interest rates.

          Obligations - in each case, whether now in existence or hereafter arising, (i) the principal of, and interest and premium, if any, on, the Loans; (ii) all LC Outstandings and all other obligations of any Obligor to Agent, Fleet or Bank arising in connection with the issuance of any Letter of Credit; (iii) all Indemnified Amounts; (iv) all Extraordinary Expenses; and (v) all other Debts, covenants, duties and obligations (including Contingent Obligations) now or at any time or times hereafter owing by any Obligor to Agent or any Lender under or pursuant to the Agreement or any of the other Loan Documents, or owing by any Obligor to Agent or any Lender (or any Affiliate of a Lender, including Bank or any Affiliate of Bank or Fleet) with respect to Banking Relationship Debt, in each case, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all interest, charges, expenses, fees or other sums chargeable to any or all Obligors under the Agreement or under any of the other Loan Documents.

          (h) By adding the following new definitions to Appendix A to the Loan Agreement in the proper alphabetical sequence:

          Bank Products - any one or more of the following types of products, services or facilities extended to Borrower by Fleet or by Bank or any Affiliate of Bank (whether or not in reliance on Fleet's agreement to indemnify Bank or such Affiliate): (i) credit cards; (ii) merchant card services; (iii) products or services under Cash Management Agreements; (iv) Hedging Agreements; and (v) such other banking products or services provided by Bank or any Affiliate of Bank or Fleet as may be requested by Borrower (on behalf of itself or its Subsidiaries) other than Letters of Credit.

          Banking Relationship Debt - Debt or other obligations of Borrower (i) to Bank or Fleet (or any Affiliate of Bank or Fleet) arising out of or relating to Bank Products or (ii) to Fleet in connection with its having



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

     provided any guaranty or indemnity on behalf of Borrower with respect to any Bank Products.

          Cash Collateral Account - a demand deposit, money market or other account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the benefit of Secured Parties.

          Hedging Agreement - any interest rate protection agreement, foreign currency exchange agreement, forward contract, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          Secured Parties - Agent, Lenders, Fleet as the procurer of Letters of Credit, Fleet as the provider of Settlement Loans, Bank or any Affiliate of Bank or Fleet as the issuer of Letters of Credit or as the obligee with respect to any Banking Relationship Debt, and each counterparty to a Hedging Agreement (including an Interest Rate Contract) that is (or at the time such Hedging Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     4. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by Borrower in favor of Agent, for the benefit of the Secured Parties, are duly perfected and, except as otherwise expressly permitted under the terms of the Loan Agreement and the other Loan Documents, constitute first priority Liens; the unpaid principal amount of the Revolver Loans on and as of January 5, 2005, totaled $5,600,276.46; and the unpaid principal amount of the LC Outstandings on and as of January 5, 2005, totaled $3,206,500.00.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.



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

     6. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     7. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     8. EXPENSES OF AGENT AND LENDERS. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     9. EFFECTIVENESS: GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     12. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. FURTHER ASSURANCES. Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     14. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     15. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT, LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN,



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

THAT BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

     16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                    [Signatures commence on following page.]



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                     TOM'S FOODS INC.
                                            ("Borrower")

                                            By:  /s/ Rolland G. Divin
                                               ---------------------------------
                                               Title:  Pres., CEO, Dir.
/s/ Sharon Saunders                                   --------------------------
---------------------------
Secretary
[CORPORATE SEAL]

     Accepted and agreed to in Atlanta, Georgia, this 6th day of January, 2005.

                                            FLEET CAPITAL CORPORATION,
                                            as Agent and the Sole Lender

                                            By:  /s/ Stephen Y. McGehee
                                               ---------------------------------
                                               Title:  Senior Vice President
                                                     ---------------------------



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